                                                                   exhibit e(2)

                                                 March 27, 2003

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

         RE:  DISTRIBUTION AGREEMENT DATED AS OF SEPTEMBER 5, 2000

Ladies and Gentlemen:

         We refer to that certain Distribution Agreement dated as of September 5, 2000 (the "Agreement"), among Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) and the trusts named below. Please sign below to confirm your agreement that Exhibit A to the Agreement is hereby replaced in its entirety with the attached Exhibit A, and that the Agreement as so amended remains in full force and effect.

                                            CITIFUNDS TRUST I
                                            SMITH BARNEY TRUST II (f/k/a
                                              CitiFunds Trust II)
                                            CITIFUNDS TRUST III
                                            CITIFUNDS TAX FREE RESERVES
                                            CITIFUNDS FIXED INCOME TRUST
                                            CITIFUNDS MULTI-STATE TAX FREE TRUST
                                            SALOMON FUNDS TRUST (f/k/a
                                              CitiFunds Tax Free Income Trust)
                                            CITIFUNDS INTERNATIONAL TRUST
                                            CITIFUNDS PREMIUM TRUST
                                            CITIFUNDS INSTITUTIONAL TRUSt
                                            VARIABLE ANNUITY PORTFOLIOS,

                                            each on behalf of its series listed
                                            on Exhibit A attached hereto

                                     By:
                                            -----------------------------------

                                     Title:
                                            -----------------------------------

Agreed:

CITIGROUP GLOBAL MARKETS INC.

By:
       ------------------------------

Title:
       ------------------------------
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

                                                                                          EXHIBIT A

TRUST AND FUND                           CLASSES OF SHARES                      EFFECTIVE DATE
--------------                           -----------------                      --------------
---------------------------------------------------------------------------------------------------
SMITH BARNEY TRUST II
(FORMERLY CITIFUNDS TRUST II)
---------------------------------------------------------------------------------------------------
Smith Barney Diversified Large Cap
Growth Fund                              Class A*                               September 11, 2000
                                         Class B*                               September 11, 2000
                                         Class L*                               September 11, 2000
                                         Class Y                                September 11, 2000
---------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth
Opportunities Fund                       Class A*                               September 11, 2000
                                         Class B*                               September 11, 2000
                                         Class L*                               September 11, 2000
                                         Class Y                                September 11, 2000
---------------------------------------------------------------------------------------------------
Smith Barney International Large Cap
Fund                                     Class A*                               April 30, 2002
                                         Class B*                               April 30, 2002
                                         Class L*                               April 30, 2002
                                         Class Y                                April 30, 2002
---------------------------------------------------------------------------------------------------
Smith Barney Capital Preservation Fund   Class A*                               March 29, 2002
                                         Class B*                               March 29, 2002
                                         Class L*                               March 29, 2002
---------------------------------------------------------------------------------------------------
Smith Barney Capital Preservation Fund   Class A*                               September 17, 2002
II                                       Class B*                               September 17, 2002
                                         Class L*                               September 17, 2002
---------------------------------------------------------------------------------------------------
Smith Barney Short Duration Municipal
Income Fund                              Class A*                               March 3, 2003
                                         Class B*                               March 3, 2003
                                         Class L*                               March 3, 2003
                                         Class Y                                March 3, 2003
---------------------------------------------------------------------------------------------------
CITIFUNDS TRUST I
---------------------------------------------------------------------------------------------------
Citi Institutional Money Reserves        Class A*                               March 27, 2003
---------------------------------------------------------------------------------------------------
CITIFUNDS TRUST III
---------------------------------------------------------------------------------------------------
Citi Cash Reserves                       Class N*                               January 1, 2001
---------------------------------------------------------------------------------------------------
Citi U.S. Treasury Reserves              Class N*                               January 1, 2001
---------------------------------------------------------------------------------------------------
Citi California Tax Free Reserves        Class N*                               December 7, 2001
---------------------------------------------------------------------------------------------------
Citi Connecticut Tax Free Reserves       Class N*                               December 7, 2001
                                         Smith Barney Connecticut Money
                                         Market Portfolio - Class A*
                                         Smith Barney Connecticut Money         December 7, 2001
                                         Market Portfolio - Class Y             December 7, 2001
---------------------------------------------------------------------------------------------------
Citi New York Tax Free Reserves          Class N*                               December 7, 2001
---------------------------------------------------------------------------------------------------
Citi Tax Free Reserves                   Class N*                               December 7, 2001
---------------------------------------------------------------------------------------------------
SALOMON FUNDS TRUST
(FORMERLY CITIFUNDS TAX FREE INCOME TRUST)
---------------------------------------------------------------------------------------------------
Salomon Brothers Mid Cap Fund            Class A*                               June 19, 2001
                                         Class B*
                                         Class O
                                         Class 2*
---------------------------------------------------------------------------------------------------
Salomon Brothers National Tax Free       Class A*                               September 5, 2000
Income Fund                              Class B*
                                         Class O
                                         Class 2*
---------------------------------------------------------------------------------------------------
Salomon Brothers California Tax Free     Class A*                               September 5, 2000
Income Fund                              Class B*
                                         Class O
                                         Class 2*
---------------------------------------------------------------------------------------------------
Salomon Brothers New York Tax Free       Class A*                               September 5, 2000
Income Fund                              Class B*
                                         Class O
                                         Class 2*
---------------------------------------------------------------------------------------------------
CITIFUNDS PREMIUM TRUST
---------------------------------------------------------------------------------------------------
Citi Premium Liquid Reserves*            N/A                                    January 1, 2001
---------------------------------------------------------------------------------------------------
Citi Premium U.S. Treasury Reserves*     N/A                                    January 1, 2001
---------------------------------------------------------------------------------------------------
CITIFUNDS INSTITUTIONAL TRUST
---------------------------------------------------------------------------------------------------
Citi Institutional Liquid Reserves       Class A*                               January 1, 2001
                                         SVB Securities Liquid Reserves         January 1, 2001
                                         Shares*
                                         SVB Securities Institutional Liquid    April 27, 2001
                                         Reserves Shares*
---------------------------------------------------------------------------------------------------
Citi Institutional U.S. Treasury         Class A Shares (all shares of the      January 1, 2001
Reserves                                 Fund were designated class A shares
                                         as of January 1, 2003)*
                                         SVB Securities Institutional U.S.      March 26, 2003
                                         Treasury Reserves Shares*
---------------------------------------------------------------------------------------------------
Citi Institutional Tax Free Reserves     N/A*                                   January 1, 2001
---------------------------------------------------------------------------------------------------
Citi Institutional Cash Reserves         Class I*                               January 1, 2001
                                         Class L*                               January 1, 2001
                                         Class O*                               January 1, 2001
                                         Class S*                               January 1, 2001
                                         SVB Securities Horizon Shares*         April 27, 2001
---------------------------------------------------------------------------------------------------
Citi Institutional Enhanced Income Fund  Class I*                               August 17, 2002
                                         Class Y*                               August 17, 2002
                                         SVB Securities Enhanced Income         August 17, 2002
                                         Shares*
---------------------------------------------------------------------------------------------------
VARIABLE ANNUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth                                                   September 5, 2000
Opportunities Portfolio
---------------------------------------------------------------------------------------------------

* Denotes Distribution and/or Service Plan under Rule 12b-1 under the Investment Company Act of
  1940, as amended.
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